UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	April 30, 2021

Date of reporting period:	May 1, 2020 — October 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Multi-Cap Core Fund

Semiannual report
10 | 31 | 20

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PMYAX

Putnam
Multi-Cap Core
Fund

Semiannual report
10 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

December 7, 2020

Dear Fellow Shareholder:

As we reach the end of 2020, the world continues to confront the challenges of the COVID-19 pandemic. Economic activity and employment remain well below levels at the start of the year. The stock and bond markets have fared better, indicating optimism that successful vaccines will be approved by early 2021. Putnam, as in all market conditions, continues to pursue superior investment performance for you and your fellow shareholders. While these are challenging times, we believe Putnam has adjusted well to operating amid the pandemic, and continues to make progress on pursuing the benefits of greater diversity and inclusion within its organization.

Also, we would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well.

As always, thank you for investing with Putnam.

About the fund

The benefits of flexibility

No matter what the stock market is doing from year to year, there are always opportunities for those who know how to find them. Portfolio Manager Gerard Sullivan has more than 35 years of investing experience and the flexibility to invest across the entire universe of publicly traded U.S. companies.

The best-performing stocks change from year to year

Sometimes stocks of small, fast-growing companies lead the market. At other times, it may be large undervalued companies. By investing in all types of stocks, the fund may benefit in changing markets, with less volatility than funds with a more narrow focus.

Source: Putnam, as of 12/31/19. Mid-cap growth stocks are represented by the Russell Midcap Growth Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation. Small-cap value stocks are represented by the Russell 2000 Value Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation. Mid-cap value stocks are represented by the Russell Midcap Value Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation. Small-cap growth stocks are represented by the Russell 2000 Growth Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation. Large-cap growth stocks are represented by the Russell 1000 Growth Index, an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. Large-cap value stocks are represented by the Russell 1000 Value Index, which is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation. You cannot invest directly in an index. Past performance is not a guarantee of future results.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/20. See above and pages 8–9 for additional fund performance information. Index descriptions can be found on pages 13–14.

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Jerry, how were conditions for stock market investors during the reporting period?

Despite some weakness in the final two months, stocks advanced for the period overall. When the period began in May 2020, stocks were rebounding dramatically after the steep market decline in the first quarter of the year. As measured by the S&P 500 Index, stocks delivered gains in May and closed the month of June with their best quarterly return in over 20 years. Also during the period, the U.S. Federal Reserve held interest rates steady and vowed to act appropriately to support the economy. It introduced several programs to support liquidity and stability in funding markets.

In September, market conditions became a bit more challenging, in our view. Although stocks delivered their second consecutive quarterly gain, market volatility picked up as COVID-19 cases began to surge globally. Also weighing on investor sentiment was uncertainty surrounding the U.S. presidential election. In the final two months of the period, stock indexes declined.

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Allocations are shown as a percentage of the fund’s net assets as of 10/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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How did the fund perform in this environment?

For the six-month reporting period, the fund returned 14.27%, underperforming its benchmark, the Russell 3000 Index, which returned 15.14%. The fund outperformed its Lipper peer group average for the period, which was 14.22%. The best performing sectors for the fund were consumer discretionary and industrials. Stock selection in the health-care sector and overweight exposure to energy stocks dampened returns somewhat.

Could you provide some examples of stocks that helped fund performance during the period?

The top contributor to performance was our investment in Penn National Gaming, an operator of casinos, racetracks, and live sports betting. The stock declined sharply when the COVID-19 pandemic forced the company to shut down its 41 properties. We took advantage of the price decline and added it to the portfolio. Since then, the stock has surged as Penn National reopened properties and investors recognized the company’s long-term growth prospects. Also, we believe that Penn National’s decision to take a 36% stake in Barstool Sports will allow it to expand more broadly into online sports gaming.

Another stock that we purchased while many investors were fleeing was Brinker International, the owner of the Chili’s and Maggiano’s Little Italy restaurant chains. Since its lows in late March 2020, the stock has advanced. In October, the company announced earnings that exceeded expectations, and we believe it has navigated pandemic challenges well. In June, it launched a chicken wings delivery business that has been quite popular.

Other fund performance highlights were in the housing industry, specifically our investments in Lowe’s, a U.S. home improvement retailer, and Pulte Homes, one of the largest home construction companies in the United States. With the COVID-19 pandemic as a backdrop, more people are buying houses, and existing homeowners are spending more to improve theirs. In the second quarter of 2020, home ownership increased significantly, due in part to low mortgage rates, which make homes more affordable. The increase in home ownership may also be related to the pandemic, as buyers move from crowded cities and seek homes in suburbs. In addition, consumers have been spending on home improvement at a considerably higher rate than a year ago, which has boosted demand for the products, services, and supplies of home improvement retailers like Lowe’s.

What were some holdings that detracted from the fund’s performance?

In the technology sector, some of our allocation decisions detracted from performance relative to our benchmark. For example, we did not own Nvidia, a semiconductor company, and we had an underweight position in PayPal Holdings, which specializes in online payment systems. These stocks, which we believed were too expensive, performed very well during the period. We held larger positions in legacy technology companies such as Cisco and Intel, whose performance was disappointing during the period.

Health care was another area of weakness. Our investments in large-cap biotechnology companies Amgen and Gilead hurt performance as both companies had drug approval setbacks and their stocks declined. At the same time, we missed the outperformance of some companies that are involved in vaccine research and development, such as Thermo Fisher Scientific, which performed well and was not in our portfolio.

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What is your outlook for the coming months?

We believe investors should not be complacent about the growth stocks that have rallied in recent months. In some ways, today’s stock market reminds us of 1999, when stocks of many companies were very overpriced. Over the following decade, the performance of those stocks was flat, even as the companies continued to grow their earnings. We believe it is important to look at stock valuations, and that the best opportunities today are in stocks that are attractively priced relative to their growth potential.

Over the next 6 to 12 months, we believe there will be a rotation into attractively valued stocks across all sectors. In our view, this could happen when the economy begins to normalize, hopefully due to the approval and distribution of an effective COVID-19 vaccine. This is when the cheaper stocks that were hurt by the pandemic in the short term will begin to outperform, in our view. For example, we believe many stocks in the banking industry are poised for meaningful appreciation. They are inexpensive relative to their earnings growth potential and offer solid balance sheets, strong credit, moderate loan growth, and decent expense controls, in our view.

Thank you, Jerry, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Multi-Cap Core Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/24/10)
Before sales charge	13.68%	244.24%	13.16%	66.46%	10.73%	27.19%	8.35%	7.47%	14.27%
After sales charge	13.02	224.45	12.49	56.89	9.42	19.88	6.23	1.29	7.70
Class B (9/24/10)
Before CDSC	13.01	224.26	12.48	60.29	9.90	24.35	7.53	6.70	13.81
After CDSC	13.01	224.26	12.48	58.29	9.62	21.35	6.66	1.70	8.81
Class C (9/24/10)
Before CDSC	12.85	219.52	12.32	60.35	9.90	24.32	7.53	6.68	13.79
After CDSC	12.85	219.52	12.32	60.35	9.90	24.32	7.53	5.68	12.79
Class R (9/24/10)
Net asset value	13.40	235.77	12.88	64.42	10.46	26.19	8.06	7.19	14.13
Class R6 (5/22/18)
Net asset value	13.99	253.61	13.46	69.00	11.07	28.47	8.71	7.86	14.46
Class Y (9/24/10)
Net asset value	13.97	252.77	13.44	68.60	11.01	28.16	8.62	7.77	14.43

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

8 Multi-Cap Core Fund

Comparative index returns For periods ended 10/31/20

	Annual
	average
	(Life of		Annual		Annual		Annual
	fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 3000 Index	13.05%	233.58%	12.80%	72.21%	11.48%	33.25%	10.04%	10.15%	15.14%
Lipper Multi-Cap
Core Funds category	11.06	181.47	10.76	54.39	8.95	23.44	7.15	6.43	14.22
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/20, there were 682, 667, 601, 518, 370, and 369 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/20

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
4/30/20	$22.64	$24.02	$21.87	$21.83	$22.50	$22.82	$22.80
10/31/20	25.87	27.45	24.89	24.84	25.68	26.12	26.09

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/24/10)
Before sales charge	14.11%	270.90%	14.01%	82.89%	12.83%	33.27%	10.05%	13.86%	32.87%
After sales charge	13.43	249.58	13.33	72.37	11.50	25.61	7.90	7.31	25.23
Class B (9/24/10)
Before CDSC	13.42	249.25	13.32	76.08	11.98	30.27	9.21	13.01	32.35
After CDSC	13.42	249.25	13.32	74.08	11.72	27.27	8.37	8.01	27.35
Class C (9/24/10)
Before CDSC	13.26	244.18	13.16	76.08	11.98	30.25	9.21	13.00	32.37
After CDSC	13.26	244.18	13.16	76.08	11.98	30.25	9.21	12.00	31.37
Class R (9/24/10)
Net asset value	13.82	261.84	13.72	80.62	12.55	32.26	9.77	13.56	32.65
Class R6 (5/22/18)
Net asset value	14.42	281.12	14.32	85.51	13.15	34.57	10.40	14.26	33.07
Class Y (9/24/10)
Net asset value	14.39	280.22	14.29	85.07	13.10	34.26	10.32	14.13	32.99

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Multi-Cap Core Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 4/30/20	1.00%	1.75%	1.75%	1.25%	0.63%	0.75%
Annualized expense ratio for the
six-month period ended 10/31/20	0.99%	1.74%	1.74%	1.24%	0.63%	0.74%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/20 to 10/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.35	$9.38	$9.38	$6.69	$3.41	$4.00
Ending value (after expenses)	$1,142.70	$1,138.10	$1,137.90	$1,141.30	$1,144.60	$1,144.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 Multi-Cap Core Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/20, use the following calculation method. To find the value of your investment on 5/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.04	$8.84	$8.84	$6.31	$3.21	$3.77
Ending value (after expenses)	$1,020.21	$1,016.43	$1,016.43	$1,018.95	$1,022.03	$1,021.48

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Multi-Cap Core Fund 11

Consider these risks before investing

Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Our investment techniques, analyses, and judgments may not produce the intended outcome, and the investments we select for the fund may not perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. You can lose money by investing in the fund.

12 Multi-Cap Core Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net

Multi-Cap Core Fund 13

asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2020, Putnam employees had approximately $487,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID 19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

14 Multi-Cap Core Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2020. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee

Multi-Cap Core Fund 15

and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. PSERV has agreed to maintain the 25 basis point investor servicing expense limitation until at least August 31, 2021 and Putnam Management has agreed to maintain the 20 basis point “other expense” limitation until at least August 30, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses

16 Multi-Cap Core Fund

and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the

Multi-Cap Core Fund 17

effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Multi-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2019 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	1st
Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2019, there were 715, 617 and 524 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

18 Multi-Cap Core Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Multi-Cap Core Fund 19

The fund’s portfolio 10/31/20 (Unaudited)

COMMON STOCKS (98.6%)*	Shares	Value
Aerospace and defense (1.1%)
Northrop Grumman Corp.	42,554	$12,333,000
Raytheon Technologies Corp.	274,275	14,898,618
		27,231,618
Air freight and logistics (0.5%)
FedEx Corp.	48,917	12,692,494
		12,692,494
Airlines (1.2%)
Southwest Airlines Co.	738,456	29,191,166
		29,191,166
Auto components (0.8%)
Magna International, Inc. (Canada)	357,583	18,276,067
		18,276,067
Banks (4.8%)
Bank of America Corp.	2,344,170	55,556,829
Hilltop Holdings, Inc.	264,461	6,032,355
JPMorgan Chase & Co.	481,297	47,186,358
KeyCorp	491,479	6,379,397
		115,154,939
Beverages (1.2%)
Coca-Cola Co. (The)	471,665	22,668,220
Molson Coors Beverage Co. Class B	137,896	4,862,213
		27,530,433
Biotechnology (3.9%)
AbbVie, Inc.	317,980	27,060,098
Alexion Pharmaceuticals, Inc. †	51,957	5,982,329
Amgen, Inc.	182,888	39,675,723
Biogen, Inc. †	35,019	8,827,239
Gilead Sciences, Inc.	191,640	11,143,866
		92,689,255
Capital markets (3.5%)
Ameriprise Financial, Inc.	122,816	19,752,497
Apollo Global Management, Inc.	192,464	7,094,223
Goldman Sachs Group, Inc. (The)	118,975	22,491,034
KKR & Co., Inc. Class A	449,188	15,339,770
Morgan Stanley	198,021	9,534,711
Raymond James Financial, Inc.	119,522	9,136,262
		83,348,497
Chemicals (1.2%)
Dow, Inc.	316,423	14,394,082
Eastman Chemical Co.	169,066	13,667,295
		28,061,377
Commercial services and supplies (0.7%)
BrightView Holdings, Inc. †	172,903	2,114,604
Republic Services, Inc.	162,635	14,339,528
		16,454,132
Communications equipment (1.3%)
Cisco Systems, Inc.	886,157	31,813,036
		31,813,036

20 Multi-Cap Core Fund

COMMON STOCKS (98.6%)* cont.	Shares	Value
Construction and engineering (0.4%)
APi Group Corp. 144A †	711,565	$10,239,420
		10,239,420
Construction materials (0.2%)
Summit Materials, Inc. Class A †	262,166	4,637,717
		4,637,717
Consumer finance (0.5%)
Capital One Financial Corp.	177,784	12,992,455
		12,992,455
Distributors (0.2%)
LKQ Corp. †	157,668	5,043,799
		5,043,799
Diversified financial services (2.3%)
Berkshire Hathaway, Inc. Class B †	214,802	43,368,524
Pershing Square Tontine Holdings, Ltd. Class A † S	453,424	10,084,150
Switchback Energy Acquisition Corp. Class A † S	168,489	2,229,109
		55,681,783
Diversified telecommunication services (0.8%)
AT&T, Inc.	389,529	10,525,074
Liberty Global PLC Class A (United Kingdom) †	462,513	8,778,497
		19,303,571
Electric utilities (2.6%)
Entergy Corp.	131,969	13,357,902
Exelon Corp.	344,934	13,759,417
NRG Energy, Inc.	615,590	19,464,956
PG&E Corp. † S	1,600,956	15,305,139
		61,887,414
Electrical equipment (0.8%)
Eaton Corp. PLC	185,430	19,245,780
		19,245,780
Entertainment (1.0%)
Walt Disney Co. (The)	200,500	24,310,625
		24,310,625
Equity real estate investment trusts (REITs) (2.4%)
Armada Hoffler Properties, Inc. R	826,879	7,450,180
Boston Properties, Inc. R	96,483	6,986,334
Easterly Government Properties, Inc. R	493,426	10,312,603
Equity Commonwealth R	225,983	5,970,471
Equity Residential R	4,593	215,779
Gaming and Leisure Properties, Inc. R	700,713	25,470,918
		56,406,285
Food and staples retail (2.5%)
Kroger Co. (The)	319,722	10,298,246
Walgreens Boots Alliance, Inc.	188,974	6,432,675
Walmart, Inc.	308,422	42,793,553
		59,524,474
Food products (0.4%)
Campbell Soup Co.	156,299	7,294,474
JDE Peet’s BV (Netherlands) †	22,672	807,991
Whole Earth Brands, Inc. † S	181,956	1,490,220
		9,592,685

Multi-Cap Core Fund 21

COMMON STOCKS (98.6%)* cont.	Shares	Value
Health-care equipment and supplies (1.1%)
Baxter International, Inc.	207,383	$16,086,699
Medtronic PLC	112,644	11,328,607
		27,415,306
Health-care providers and services (4.1%)
Cigna Corp.	58,344	9,741,698
CVS Health Corp.	106,160	5,954,514
HCA Healthcare, Inc.	148,993	18,466,192
McKesson Corp.	112,353	16,570,944
Tenet Healthcare Corp. † S	335,062	8,222,421
UnitedHealth Group, Inc.	128,969	39,353,601
		98,309,370
Health-care technology (0.3%)
Change Healthcare, Inc. †	476,881	6,747,866
		6,747,866
Hotels, restaurants, and leisure (0.5%)
Brinker International, Inc.	170,567	7,426,487
Chuy’s Holdings, Inc. †	143,759	3,017,501
Kura Sushi USA, Inc. Class A † S	158,622	2,041,465
		12,485,453
Household durables (1.5%)
Green Brick Partners, Inc. †	179,871	3,217,892
HC Brillant Services GmbH (acquired 8/2/13, cost $32) (Private)
(Germany) † ΔΔ F	48	42
PulteGroup, Inc.	786,603	32,061,938
		35,279,872
Household products (1.4%)
Procter & Gamble Co. (The)	243,145	33,335,180
		33,335,180
Industrial conglomerates (1.1%)
General Electric Co.	784,302	5,819,521
Honeywell International, Inc.	127,678	21,060,486
		26,880,007
Insurance (1.3%)
American International Group, Inc.	419,773	13,218,652
Arch Capital Group, Ltd. †	66,770	2,017,122
Assured Guaranty, Ltd.	293,974	7,505,156
Lincoln National Corp.	240,835	8,453,309
		31,194,239
Interactive media and services (5.4%)
Alphabet, Inc. Class C †	49,031	79,479,741
Facebook, Inc. Class A †	190,383	50,091,671
		129,571,412
Internet and direct marketing retail (4.8%)
Amazon.com, Inc. †	32,671	99,194,057
Booking Holdings, Inc. †	6,809	11,047,603
Leslie’s, Inc. †	216,814	4,763,404
		115,005,064

22 Multi-Cap Core Fund

COMMON STOCKS (98.6%)* cont.	Shares	Value
IT Services (3.3%)
Grid Dynamics Holdings, Inc. †	159,187	$1,241,659
IBM Corp.	116,240	12,979,358
Mastercard, Inc. Class A	78,168	22,562,412
PayPal Holdings, Inc. †	53,180	9,898,393
Priority Technology Holdings, Inc. †	270,827	782,690
Snowflake, Inc. Class A † S	27,166	6,792,043
Visa, Inc. Class A	130,235	23,665,002
		77,921,557
Machinery (0.5%)
Otis Worldwide Corp.	176,942	10,843,006
		10,843,006
Media (1.6%)
Comcast Corp. Class A	676,690	28,583,386
Discovery, Inc. Class A † S	436,433	8,833,404
		37,416,790
Metals and mining (1.1%)
Freeport-McMoRan, Inc. (Indonesia)	600,128	10,406,220
Largo Resources, Ltd. (Canada) †	2,796,063	2,035,714
Nucor Corp.	312,805	14,939,567
		27,381,501
Mortgage real estate investment trusts (REITs) (0.1%)
Starwood Property Trust, Inc. R	191,766	2,678,971
		2,678,971
Multiline retail (1.5%)
Target Corp.	238,915	36,367,641
		36,367,641
Oil, gas, and consumable fuels (2.3%)
Brigham Minerals, Inc. Class A	248,496	2,191,735
Comstock Resources, Inc. †	2,086,869	11,081,274
ConocoPhillips	269,334	7,708,339
Energy Transfer LP	202,713	1,043,972
Enterprise Products Partners LP	719,847	11,927,865
Kimbell Royalty Partners LP (Units)	127,941	761,249
Kinder Morgan, Inc.	599,195	7,130,421
Phillips 66	3,778	176,281
Rattler Midstream LP	215,078	1,262,508
Royal Dutch Shell PLC ADR Class A (United Kingdom) S	253,533	6,477,768
Valero Energy Corp.	153,930	5,943,237
		55,704,649
Pharmaceuticals (3.5%)
Eli Lilly and Co.	81,771	10,667,845
Jazz Pharmaceuticals PLC †	105,789	15,244,195
Johnson & Johnson	187,879	25,760,090
Merck & Co., Inc.	331,298	24,916,923
Mylan NV † S	518,166	7,534,134
		84,123,187
Real estate management and development (0.7%)
CBRE Group, Inc. Class A †	335,128	16,890,451
		16,890,451

Multi-Cap Core Fund 23

COMMON STOCKS (98.6%)* cont.	Shares	Value
Road and rail (0.8%)
Union Pacific Corp.	104,415	$18,501,294
		18,501,294
Semiconductors and semiconductor equipment (3.3%)
Intel Corp.	581,022	25,727,654
Lam Research Corp.	85,689	29,312,493
Micron Technology, Inc. †	240,421	12,102,793
Texas Instruments, Inc.	74,328	10,747,086
		77,890,026
Software (10.0%)
Citrix Systems, Inc.	57,539	6,517,443
Dynatrace, Inc. †	252,163	8,903,876
Microsoft Corp.	955,064	193,371,805
Oracle Corp.	403,320	22,630,285
Salesforce.com, Inc. †	7,336	1,703,933
Upland Software, Inc. †	3,579	149,316
Vertex, Inc. Class A † S	180,334	4,371,296
		237,647,954
Specialty retail (3.8%)
Best Buy Co., Inc.	261,645	29,186,500
Home Depot, Inc. (The)	83,724	22,330,028
Lowe’s Cos., Inc.	245,203	38,766,594
		90,283,122
Technology hardware, storage, and peripherals (8.6%)
Apple, Inc.	1,700,112	185,074,192
HP, Inc.	633,339	11,374,768
NCR Corp. †	296,986	6,034,756
		202,483,716
Thrifts and mortgage finance (0.3%)
Radian Group, Inc.	449,769	8,073,354
		8,073,354
Tobacco (0.4%)
Altria Group, Inc.	294,061	10,609,721
		10,609,721
Trading companies and distributors (1.0%)
United Rentals, Inc. †	132,510	23,625,208
		23,625,208
Total common stocks (cost $1,665,920,228)		$2,355,974,939

	Principal
CONVERTIBLE BONDS AND NOTES (0.6%)*	amount	Value
Callaway Golf Co. 144A cv. sr. unsec. notes 2.75%, 5/1/26	$2,692,000	$3,213,575
Penn National Gaming, Inc. cv. sr. unsec. notes 2.75%, 5/15/26	4,671,000	11,476,647
Total convertible bonds and notes (cost $7,363,000)		$14,690,222

UNITS (0.6%)*	Units	Value
FirstMark Horizon Acquisition Corp. †	412,176	$4,134,125
Hudson Executive Investment Corp. †	906,860	9,068,600
Longview Acquisition Corp. †	59,832	598,320
Total units (cost $13,788,680)		$13,801,045

24 Multi-Cap Core Fund

	Expiration	Strike
WARRANTS (0.1%)* †	date	price	Warrants	Value
APi Group Corp.	9/7/27	$11.50	711,565	$1,138,504
Pershing Square Tontine Holdings, Ltd. Class A	7/24/21	23.00	47,886	341,427
Sirius International Insurance Group,
Ltd. (Bermuda)	11/5/23	18.88	464,490	232,245
Total warrants (cost $555,416)				$1,712,176

	Principal amount/
SHORT-TERM INVESTMENTS (2.4%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.18% [d]	Shares	44,341,051	$44,341,051
Putnam Short Term Investment Fund Class P 0.17% L	Shares	11,878,981	11,878,981
U.S. Treasury Bills 0.102%, 12/10/20 Δ		$189,000	188,982
Total short-term investments (cost $56,409,011)			$56,409,014

TOTAL INVESTMENTS
Total investments (cost $1,744,036,335)			$2,442,587,396

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2020 through October 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,388,478,649.

† This security is non-income-producing.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $42, or less than 0.1% of net assets.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $110,989 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $4,162,483 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

Multi-Cap Core Fund 25

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

WRITTEN OPTIONS OUTSTANDING at 10/31/20 (premiums $108,865) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
PG&E Corp. (Call)	Jan-21/$13.00	$3,061,026	$320,191	$43,226
Total				$43,226

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$210,602,398	$—	$—
Consumer discretionary	312,740,976	—	42
Consumer staples	140,592,493	—	—
Energy	55,704,649	—	—
Financials	309,124,238	—	—
Health care	309,284,984	—	—
Industrials	194,904,125	—	—
Information technology	627,756,289	—	—
Materials	60,080,595	—	—
Real estate	73,296,736	—	—
Utilities	61,887,414	—	—
Total common stocks	2,355,974,897	—	42
Convertible bonds and notes	—	14,690,222	—
Units	13,801,045	—	—
Warrants	573,672	1,138,504	—
Short-term investments	11,878,981	44,530,033	—
Totals by level	$2,382,228,595	$60,358,759	$42
		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(43,226)	$—
Totals by level	$—	$(43,226)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

26 Multi-Cap Core Fund

Statement of assets and liabilities 10/31/20 (Unaudited)

ASSETS
Investment in securities, at value, including $42,925,921 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,687,816,303)	$2,386,367,364
Affiliated issuers (identified cost $56,220,032) (Notes 1 and 5)	56,220,032
Foreign currency (cost $272) (Note 1)	284
Dividends, interest and other receivables	3,291,149
Receivable for shares of the fund sold	11,526,354
Receivable for investments sold	19,570,020
Prepaid assets	68,686
Total assets	2,477,043,889

LIABILITIES
Payable for investments purchased	28,018,431
Payable for shares of the fund repurchased	12,689,672
Payable for compensation of Manager (Note 2)	1,217,237
Payable for custodian fees (Note 2)	29,262
Payable for investor servicing fees (Note 2)	639,541
Payable for Trustee compensation and expenses (Note 2)	786,125
Payable for administrative services (Note 2)	3,802
Payable for distribution fees (Note 2)	532,130
Written options outstanding, at value (premiums $108,865) (Note 1)	43,226
Collateral on securities loaned, at value (Note 1)	44,341,051
Other accrued expenses	264,763
Total liabilities	88,565,240

Net assets	$2,388,478,649

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,556,848,725
Total distributable earnings (Note 1)	831,629,924
Total — Representing net assets applicable to capital shares outstanding	$2,388,478,649

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,736,455,432 divided by 67,122,383 shares)	$25.87
Offering price per class A share (100/94.25 of $25.87)*	$27.45
Net asset value and offering price per class B share ($26,631,764 divided by 1,070,045 shares)**	$24.89
Net asset value and offering price per class C share ($134,442,058 divided by 5,411,952 shares)**	$24.84
Net asset value, offering price and redemption price per class R share
($3,096,582 divided by 120,585 shares)	$25.68
Net asset value, offering price and redemption price per class R6 share
($36,053,868 divided by 1,380,416 shares)	$26.12
Net asset value, offering price and redemption price per class Y share
($451,798,945 divided by 17,319,215 shares)	$26.09

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 27

Statement of operations Six months ended 10/31/20 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $75,601)	$24,119,924
Interest (including interest income of $14,286 from investments in affiliated issuers) (Note 5)	162,609
Securities lending (net of expenses) (Notes 1 and 5)	109,854
Total investment income	24,392,387

EXPENSES
Compensation of Manager (Note 2)	6,653,362
Investor servicing fees (Note 2)	1,894,255
Custodian fees (Note 2)	16,645
Trustee compensation and expenses (Note 2)	53,688
Distribution fees (Note 2)	3,059,575
Administrative services (Note 2)	22,488
Other	331,075
Total expenses	12,031,088
Expense reduction (Note 2)	(1,587)
Net expenses	12,029,501

Net investment income	12,362,886

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Securities from unaffiliated issuers (Notes 1 and 3)	70,922,930
Foreign currency transactions (Note 1)	4,312
Written options (Note 1)	48,005
Total net realized gain	70,975,247
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	228,364,815
Assets and liabilities in foreign currencies	(1,033)
Written options	65,639
Total change in net unrealized appreciation	228,429,421

Net gain on investments	299,404,668

Net increase in net assets resulting from operations	$311,767,554

The accompanying notes are an integral part of these financial statements.

28 Multi-Cap Core Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/20*	Year ended 4/30/20
Operations
Net investment income	$12,362,886	$25,587,984
Net realized gain on investments
and foreign currency transactions	70,975,247	26,129,931
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	228,429,421	(90,666,051)
Net increase (decrease) in net assets resulting
from operations	311,767,554	(38,948,136)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(14,764,672)
Class B	—	(13,852)
Class C	—	(152,922)
Class R	—	(20,341)
Class R6	—	(448,598)
Class Y	—	(5,477,828)
Net realized short-term gain on investments
Class A	—	(1,950,051)
Class B	—	(38,786)
Class C	—	(186,166)
Class R	—	(4,282)
Class R6	—	(41,730)
Class Y	—	(572,310)
From net realized long-term gain on investments
Class A	—	(65,883,863)
Class B	—	(1,310,418)
Class C	—	(6,289,750)
Class R	—	(144,683)
Class R6	—	(1,409,880)
Class Y	—	(19,335,917)
Decrease from capital share transactions (Note 4)	(129,642,869)	(207,563,925)
Total increase (decrease) in net assets	182,124,685	(364,558,110)

NET ASSETS
Beginning of period	2,206,353,964	2,570,912,074
End of period	$2,388,478,649	$2,206,353,964
* Unaudited.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
October 31, 2020**	$22.64	.13	3.10	3.23	—	—	—	—	$25.87	14.27*	$1,736,455	.50*	.51*	15*
April 30, 2020	24.11	.25	(.54)	(.29)	(.21)	(.97)	—	(1.18)	22.64	(1.62)	1,583,575	1.00	1.04	26
April 30, 2019	22.66	.21	1.73	1.94	—	(.49)	—	(.49)	24.11	8.66	1,746,453	1.03[d]	.91	41
April 30, 2018	20.17	.18	2.88	3.06	(.24)	(.33)	—	(.57)	22.66	15.22	172,995	1.06[e]	.80	80
April 30, 2017	16.65	.18	3.52	3.70	(.18)	—	—	(.18)	20.17	22.28	138,053	1.05	1.01	76
April 30, 2016	17.98	.17	(1.32)	(1.15)	(.13)	(.04)	(.01)	(.18)	16.65	(6.46)	144,502	1.07[f]	.99[f]	72
Class B
October 31, 2020**	$21.87	.03	2.99	3.02	—	—	—	—	$24.89	13.81*	$26,632	.88*	.14*	15*
April 30, 2020	23.30	.07	(.52)	(.45)	(.01)	(.97)	—	(.98)	21.87	(2.30)	27,496	1.75	.30	26
April 30, 2019	22.09	.04	1.66	1.70	—	(.49)	—	(.49)	23.30	7.79	38,063	1.78[d]	.19	41
April 30, 2018	19.68	.01	2.81	2.82	(.08)	(.33)	—	(.41)	22.09	14.41	16,059	1.81[e]	.05	80
April 30, 2017	16.28	.04	3.43	3.47	(.07)	—	—	(.07)	19.68	21.31	14,546	1.80	.22	76
April 30, 2016	17.62	.04	(1.29)	(1.25)	(.05)	(.04)	—[g]	(.09)	16.28	(7.13)	10,786	1.82[f]	.23[f]	72
Class C
October 31, 2020**	$21.83	.03	2.98	3.01	—	—	—	—	$24.84	13.79*	$134,442	.88*	.14*	15*
April 30, 2020	23.27	.07	(.52)	(.45)	(.02)	(.97)	—	(.99)	21.83	(2.30)	136,476	1.75	.30	26
April 30, 2019	22.06	.05	1.65	1.70	—	(.49)	—	(.49)	23.27	7.80	172,982	1.78[d]	.21	41
April 30, 2018	19.65	.01	2.81	2.82	(.08)	(.33)	—	(.41)	22.06	14.41	129,480	1.81[e]	.05	80
April 30, 2017	16.23	.04	3.42	3.46	(.04)	—	—	(.04)	19.65	21.35	113,298	1.80	.24	76
April 30, 2016	17.57	.04	(1.29)	(1.25)	(.05)	(.04)	—[g]	(.09)	16.23	(7.13)	108,812	1.82[f]	.22[f]	72
Class R
October 31, 2020**	$22.50	.10	3.08	3.18	—	—	—	—	$25.68	14.13*	$3,097	.63*	.39*	15*
April 30, 2020	23.96	.19	(.55)	(.36)	(.13)	(.97)	—	(1.10)	22.50	(1.89)	3,043	1.25	.80	26
April 30, 2019	22.58	.16	1.71	1.87	—	(.49)	—	(.49)	23.96	8.38	4,395	1.28[d]	.69	41
April 30, 2018	20.10	.12	2.88	3.00	(.19)	(.33)	—	(.52)	22.58	15.00	2,334	1.31[e]	.53	80
April 30, 2017	16.61	.13	3.50	3.63	(.14)	—	—	(.14)	20.10	21.89	1,868	1.30	.72	76
April 30, 2016	17.93	.13	(1.32)	(1.19)	(.09)	(.04)	—[g]	(.13)	16.61	(6.64)	1,855	1.32[f]	.75[f]	72
Class R6
October 31, 2020**	$22.82	.18	3.12	3.30	—	—	—	—	$26.12	14.46*	$36,054	.32*	.70 *	15*
April 30, 2020	24.28	.34	(.53)	(.19)	(.30)	(.97)	—	(1.27)	22.82	(1.23)	35,151.63		1.40	26
April 30, 2019†	23.57	.28	.92	1.20	—	(.49)	—	(.49)	24.28	5.19 *	39,959	.62*d	1.23*	41
Class Y
October 31, 2020**	$22.80	.16	3.13	3.29	—	—	—	—	$26.09	14.43*	$451,799	.37*	.64*	15*
April 30, 2020	24.26	.32	(.54)	(.22)	(.27)	(.97)	—	(1.24)	22.80	(1.35)	420,613.75		1.30	26
April 30, 2019	22.75	.28	1.72	2.00	—	(.49)	—	(.49)	24.26	8.90	548,746	.78[d]	1.20	41
April 30, 2018	20.24	.24	2.89	3.13	(.29)	(.33)	—	(.62)	22.75	15.54	319,118	.81[e]	1.11	80
April 30, 2017	16.71	.22	3.54	3.76	(.23)	—	—	(.23)	20.24	22.58	306,524.80		1.19	76
April 30, 2016	18.04	.21	(1.32)	(1.11)	(.17)	(.04)	(.01)	(.22)	16.71	(6.22)	207,093	.82[f]	1.23[f]	72

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Multi-Cap Core Fund	Multi-Cap Core Fund 31

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to April 30, 2019.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes one-time merger costs of 0.01% as a percentage of average net assets.

e Includes one-time merger costs of 0.04% as a percentage of average net assets.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets.

g Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

32 Multi-Cap Core Fund

Notes to financial statements 10/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2020 through October 31, 2020.

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

Multi-Cap Core Fund 33

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

34 Multi-Cap Core Fund

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign

Multi-Cap Core Fund 35

exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $43,226 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $110,989 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $44,341,051 and the value of securities loaned amounted to $42,925,921.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020)  for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,743,144,339,

36 Multi-Cap Core Fund

resulting in gross unrealized appreciation and depreciation of $804,403,181 and $105,003,350, respectively, or net unrealized appreciation of $699,399,831.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.276% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Multi-Cap Core Fund 37

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,388,087	Class R6	9,346
Class B	22,690	Class Y	358,722
Class C	112,840	Total	$1,894,255
Class R	2,570

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,587 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,714, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$2,195,166
Class B	1.00%	1.00%	143,371
Class C	1.00%	1.00%	712,911
Class R	1.00%	0.50%	8,127
Total			$3,059,575

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $42,250 from the sale of class A shares and received $1,860 and $340 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $16 on class A redemptions.

38 Multi-Cap Core Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$363,344,136	$476,774,367
U.S. government securities (Long-term)	—	—
Total	$363,344,136	$476,774,367

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 10/31/20		YEAR ENDED 4/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	1,017,541	$25,990,340	2,889,137	$71,118,386
Shares issued in connection with
reinvestment of distributions	—	—	3,119,643	77,585,532
	1,017,541	25,990,340	6,008,780	148,703,918
Shares repurchased	(3,831,313)	(98,027,082)	(8,513,675)	(202,602,759)
Net decrease	(2,813,772)	$(72,036,742)	(2,504,895)	$(53,898,841)

	SIX MONTHS ENDED 10/31/20		YEAR ENDED 4/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	2,808	$68,293	14,305	$326,101
Shares issued in connection with
reinvestment of distributions	—	—	55,972	1,348,376
	2,808	68,293	70,277	1,674,477
Shares repurchased	(190,241)	(4,689,132)	(446,089)	(10,346,699)
Net decrease	(187,433)	$(4,620,839)	(375,812)	$(8,672,222)

	SIX MONTHS ENDED 10/31/20		YEAR ENDED 4/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	159,948	$3,838,855	536,783	$12,515,554
Shares issued in connection with
reinvestment of distributions	—	—	260,606	6,267,564
	159,948	3,838,855	797,389	18,783,118
Shares repurchased	(1,001,126)	(24,397,788)	(1,976,499)	(45,025,840)
Net decrease	(841,178)	$(20,558,933)	(1,179,110)	$(26,242,722)

Multi-Cap Core Fund 39

	YEAR ENDED 4/30/20*
Class M	Shares	Amount
Shares sold	11,512	$270,687
Shares issued in connection with reinvestment
of distributions	—	—
	11,512	270,687
Shares repurchased	(868,966)	(22,224,714)
Net decrease	(857,454)	$(21,954,027)

	SIX MONTHS ENDED 10/31/20		YEAR ENDED 4/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	4,215	$106,246	26,933	$652,103
Shares issued in connection with
reinvestment of distributions	—	—	6,769	167,544
	4,215	106,246	33,702	819,647
Shares repurchased	(18,851)	(476,805)	(81,928)	(1,927,952)
Net decrease	(14,636)	$(370,559)	(48,226)	$(1,108,305)

	SIX MONTHS ENDED 10/31/20		YEAR ENDED 4/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	60,067	$1,573,158	252,101	$6,113,057
Shares issued in connection with
reinvestment of distributions	—	—	75,747	1,895,947
	60,067	1,573,158	327,848	8,009,004
Shares repurchased	(220,081)	(5,665,427)	(433,045)	(10,342,141)
Net decrease	(160,014)	$(4,092,269)	(105,197)	$(2,333,137)

	SIX MONTHS ENDED 10/31/20		YEAR ENDED 4/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,377,013	$35,799,589	3,843,891	$91,654,065
Shares issued in connection with
reinvestment of distributions	—	—	947,958	23,717,904
	1,377,013	35,799,589	4,791,849	115,371,969
Shares repurchased	(2,502,404)	(63,763,116)	(8,962,549)	(208,726,640)
Net decrease	(1,125,391)	$(27,963,527)	(4,170,700)	$(93,354,671)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

40 Multi-Cap Core Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/20	cost	proceeds	income	of 10/31/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$130,200,565	$248,573,573	$334,433,087	$145,506	$44,341,051
Putnam Short Term
Investment Fund**	7,104,887	122,460,246	117,686,152	14,286	11,878,981
Total Short-term
investments	$137,305,452	$371,033,819	$452,119,239	$159,792	$56,220,032

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Multi-Cap Core Fund 41

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Written equity option contracts (contract amount)	$170,000
Warrants (number of warrants)	1,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$1,712,176	Payables	$43,226
Total		$1,712,176		$43,226

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Options	Total
Equity contracts	$83,020	$48,005	$131,025
Total	$83,020	$48,005	$131,025

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Options	Total
Equity contracts	$978,776	$65,639	$1,044,415
Total	$978,776	$65,639	$1,044,415

42 Multi-Cap Core Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Total
Assets:
Purchased options**#	$—	$—
Total Assets	$—	$—
Liabilities:
Written options#	43,226	43,226
Total Liabilities	$43,226	$43,226
Total Financial and Derivative Net Assets	$(43,226)	$(43,226)
Total collateral received (pledged)†##	$(43,226)
Net amount	$—
Controlled collateral received (including TBA
commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$(110,989)	$(110,989)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: Change in independent accountants (Unaudited)

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation, effective upon the completion of its audit with respect to the Fund’s financial statements for its fiscal year ended April 30, 2020, and the issuance of its report thereon. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant effective upon the completion of the audit by KPMG LLP of the Fund’s financial statements for the fiscal year ended April 30, 2020, and the issuance of KPMG LLP’s report thereon.

Multi-Cap Core Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

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44 Multi-Cap Core Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, sustainable, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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SA115 323545 12/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2020